BROWN CARDINAL SMALL COMPANIES FUND
Institutional Shares (BIACX)
Advisor Shares (BASVX)

Supplement dated October 7, 2011 to
Prospectus dated September 30, 2010

We are pleased to announce that on September 30, 2011, the Board of Trustees for the Professionally Managed Portfolios approved a plan of reorganization (the “Reorganization”) whereby the Brown Cardinal Small Companies Fund (the “Small Companies Fund”) will merge into the Brown Advisory Small-Cap Fundamental Value Fund (“Fundamental Value Fund”).  The Reorganization, which is expected to be tax free to the shareholders of the Small Companies Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Small Companies Fund to the Fundamental Value Fund in exchange for Institutional or Advisor Shares of the Fundamental Value Fund, as appropriate.  Shareholders of the Small Companies Fund will then receive Institutional or Advisor Shares of the Fundamental Value Fund, as appropriate, equivalent in aggregate net asset value to the aggregate net asset value to their shares in the Small Companies Fund at the time of the Reorganization, and the Small Companies Fund will then be dissolved.  These events are currently expected to occur on December 16, 2011.

In the next few weeks, the Small Companies Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

Please retain this supplement with the Prospectus.